Exhibit (a)(1)(B)
You should read the Instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal. You should also read the Offer to Purchase (the “Offer to Purchase”) and Issuer Bid Circular (the “Circular”) dated September 1, 2009 accompanying this Letter of Transmittal. The Depository, the Dealer Managers or your broker or other financial advisor will assist you in completing this Letter of Transmittal.
LETTER OF TRANSMITTAL
To Deposit Common Shares of
CARDIOME PHARMA CORP.
Pursuant to the Offer to Purchase
Dated September 1, 2009

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (EASTERN TIME) ON OCTOBER 6, 2009
UNLESS THE OFFER IS EXTENDED, WITHDRAWN OR VARIED.
The Depository is:
COMPUTERSHARE INVESTOR SERVICES INC.
Toll Free: 1 800 564-6253 International: 1 514 982-7555
E-mail: corporateactions@computershare.com

By Mail:	By Hand or Overnight Courier:
PO Box 7021	100 University Avenue, 9th Floor
31 Adelaide Street East	Toronto, Ontario M5J 2Y1
Toronto, Ontario M5C 3H2	Attention: Corporate Actions
Attention: Corporate Actions
This Letter of Transmittal is to be used only if certificates for common shares are forwarded with this Letter of Transmittal in accordance with Section 5 of the Offer to Purchase, “Procedure for Depositing Shares”.

TO:	CARDIOME PHARMA CORP. (“Cardiome”)
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC. (the “Depository”)
     The undersigned delivers to Cardiome the enclosed certificate(s) for common shares and, subject only to the provisions of the Offer to Purchase regarding withdrawal, irrevocably accepts the Offer (as defined in the Offer to Purchase) for such common shares upon the terms and conditions contained in the Offer to Purchase and Circular. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES DEPOSITED
Certificate Number(s)	Number of Common Shares	Number of Common	Name and Address of Shareholder
(if available)	Represented by Certificate	Shares Deposited*	(please print)

*	If you are not depositing all of the common shares evidenced by any share certificate listed above, indicate in this column the number of common shares evidenced by such share certificate you wish to deposit. If you leave this column blank, all common shares represented by such certificates will be considered to have been deposited. See Instruction 4 in this Letter of Transmittal.

ORDER OF PURCHASE
Indicate in the space below the order (by certificate number) in which the common shares you are depositing are to be purchased in event of pro-ration. If you do not designate an order, the order in which your common shares will be purchased in the event of pro-ration will be determined by the Depository. See Instruction 9 in this Letter of Transmittal.
1st:            2nd:            3rd:            4th:            5th:
Delivery of this instrument to an address other than provided herein does not constitute a valid delivery.

The terms and conditions of the Offer set forth in the Offer to Purchase and the Circular are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer to Purchase and the Circular that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer to Purchase or the Circular, the terms of the Offer to Purchase and the Circular shall prevail.

This Letter of Transmittal or a manually executed copy must accompany the certificates for common shares deposited pursuant to the Offer. Shareholders whose certificates are not immediately available or who cannot deliver their share certificates, or any other documents required to accompany this Letter of Transmittal, to the Depository before the Offer expires must deposit their common shares according to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase, “Procedure for Depositing Shares – Guaranteed Delivery”. See Instruction 2 in this Letter of Transmittal.

The undersigned hereby tenders to the Offer the number of common shares of Cardiome indicated in this Letter of Transmittal (i) pursuant to an auction tender at the price per share indicated in this Letter of Transmittal or (ii) pursuant to a purchase price tender, in each case upon the terms and subject to the terms and conditions of the Offer, including the conditions relating to pro-ration and conditional tenders.

Shareholders who wish to deposit common shares under the Offer and whose certificates are registered in the name of an investment dealer, stock broker, bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to deposit such common shares under the Offer.

Shareholders are urged to consider carefully the income tax consequence of accepting the Offer before depositing common shares under the Offer. Shareholders should consult their own tax advisors as to the specific tax consequences to them of accepting the Offer. See Section 15 of the Circular, “Income Tax Considerations”.

Subject to and effective upon acceptance for purchase by Cardiome of some or all of the common shares tendered to the Offer pursuant to this Letter of Transmittal, the undersigned hereby (i) sells, assigns and transfers to or upon the order of Cardiome all rights, title and interest in and to such common shares and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned’s ownership of such common shares, and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such common shares or any of them on or after the date upon which Cardiome takes up and pays for the common shares under the Offer and (ii) irrevocably constitutes and appoints the Depository and any officer of Cardiome as attorney-in-fact of the undersigned with respect to such common shares effective from the time Cardiome takes up and pays for such common shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:
(a)	deliver certificates for such common shares, together with all accompanying evidences of transfer and authenticity, to or upon the order of Cardiome upon receipt by the Depository, as agent of the undersigned, of the aggregate purchase price for such common shares;

(b)	present certificates for such common shares for cancellation and transfer on the books of Computershare Investor Services Inc., in its capacity as registrar and transfer agent of Cardiome; and

(c)	subject to the next paragraph, receive all benefits and otherwise exercise all rights of beneficial ownership of such common shares.
The undersigned hereby represents and warrants that:
(a)	the undersigned has full power and authority to deposit, sell, assign and transfer the common shares to Cardiome;

(b)	the undersigned understands that tendering common shares to the Offer in accordance with Section 5 of the Offer to Purchase, “Procedure for Depositing Shares” and the instructions hereto will constitute acceptance by the undersigned of the terms and conditions of the Offer, including the undersigned’s representation and warranty that (i) the undersigned has a “net long position” in the common shares being deposited or equivalent securities at least equal to the common shares being deposited within the meaning of Rule 14e-4 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) the deposit of such common shares complies with Rule 14e-4 under the Exchange Act;

(c)	when and to the extent Cardiome accepts the common shares tendered to the Offer pursuant to this Letter of Transmittal for payment, Cardiome will acquire good, marketable, and unencumbered title to such common shares, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, and the same will not be subject to any adverse claim provided that any dividends or distributions which may be declared, paid, issued, distributed, made or transferred on or in respect of such common shares before the common shares are accepted for payment shall be for the account of the undersigned;

(d)	on request, the undersigned will execute and deliver any additional documents that the Depository or Cardiome deems necessary or desirable to complete the assignment, transfer, and purchase of the common shares tendered to the Offer pursuant to this Letter of Transmittal; and

(e)	the undersigned has received the Offer to Purchase and the Circular and agrees to all of the terms of the Offer.
The names and addresses of the registered owners of the common shares deposited hereby should be printed, if they are not already printed above, as they appear on the certificates representing the common shares deposited hereby. The certificate numbers and the number of common shares that the undersigned wishes to deposit should be indicated in the appropriate boxes. If the common shares are being deposited pursuant to an auction tender, the purchase price at which such common shares are being deposited should be indicated in Box B (“Auction Tender”) below.

The undersigned understands that he, she or it must indicate whether the common shares deposited hereby are being deposited pursuant to an auction tender or a purchase price tender by completing Box A (“Type of Tender”) below. Shareholders who deposit common shares without completing Box A (“Type of Tender”) below will be deemed to have made a purchase price tender.

The undersigned understands that Cardiome will determine a single price per share (the “Purchase Price”) that it will pay for common shares properly tendered under the Offer. The Purchase Price, which will not be less than US$4.25 per share or more than US$5.10 per share, will be determined on the basis of the number of common shares tendered to the Offer and, in the case of auction tenders, the prices specified by the depositing shareholders. The Purchase Price will be the lowest price between US$4.25 per share and US$5.10 per share that will enable Cardiome to purchase US$27.5 million of common shares (unless the Offer is undersubscribed, in which case the Purchase Price will be the price that enables Cardiome to purchase all common shares properly tendered to the Offer and not withdrawn). For the purpose of determining the Purchase Price, common shares deposited pursuant to purchase price tenders will be deemed to have been deposited at US$4.25 per share, the minimum price in the Offer.

The undersigned understands that Cardiome will not purchase common shares tendered to the Offer pursuant to an auction tender if the price specified by the depositing shareholder is greater than the Purchase Price. The undersigned further understands that a shareholder who wishes to tender common shares at more than one price must complete a separate Letter of Transmittal for each price at which common shares are so tendered.

The undersigned understands that Cardiome will, subject to the terms and conditions of the Offer, including conditions relating to pro-ration and the conditional tenders, purchase at the Purchase Price all common shares properly deposited or deemed to be deposited (and not withdraw) at or below the Purchase Price. The Purchase Price for common shares accepted for purchase under the Offer will be payable in cash

(subject to applicable withholding taxes, if any). The undersigned understands that under no circumstances will Cardiome pay interest on the purchase price, even if there is a delay in making payment.

If the aggregate number of common shares properly deposited or deemed to be deposited for purchase at or below the Purchase Price (and not withdrawn) would result in an aggregate purchase price of more than US$27.5 million, it is possible that some or all of the common shares tendered to the Offer pursuant to this Letter of Transmittal will not be purchased even if they are deposited or deemed to be deposited at or below the Purchase Price. The undersigned understands the common shares properly deposited and not withdrawn will be purchased by Cardiome in the following priority in such circumstances:
•	without pro-ration, all common shares deposited or deemed to be deposited for purchase at or below the Purchase Price by holders of “odd lots” of less than 100 common shares who have tendered all of their common shares to the Offer;

•	on a pro rata basis, all other common shares deposited or deemed to be deposited for purchase at or below the Purchase Price (subject to the conditional tender provisions described in Section 4 of the Offer to Purchase, “Conditional Tender of Shares” and adjustments to avoid the purchase of fractional shares); and

•	by random lot, but only to the extent feasible, all common shares deposited or deemed to be deposited for purchase at or below the Purchase Price subject to the condition that a specified minimum number of such common shares be purchased as described in Section 4 of the Offer to Purchase, “Conditional Tender of Shares” (and for whom such condition was not initially satisfied).
The undersigned understands that any determination by Cardiome as to pro-ration or the allocation of common shares by random lot shall be final and binding on all parties. If any common shares deposited by the undersigned are not purchased, including common shares deposited pursuant to auction tenders at prices greater than the Purchase Price and common shares not purchased because of pro-ration or because the tendering shareholder’s minimum conditional tender conditions were not met, Cardiome will return the certificate(s) promptly after the Offer expires. Such certificate(s) will be returned to the undersigned at the address indicated above unless otherwise indicated in Box E (“Special Payment Instructions”) or Box F (“Special Delivery Instructions”) below. The undersigned recognizes that Cardiome has no obligation, pursuant to the Special Payment Instructions, to transfer any certificates for common shares from the name of their registered owner.

The undersigned understands that Cardiome may terminate or amend the Offer under certain circumstances set forth in the Offer to Purchase.

The undersigned understands that acceptance by Cardiome of common shares deposited hereby will constitute a binding agreement between the undersigned and Cardiome effective upon acceptance by Cardiome of such common shares. By execution and delivery of this Letter of Transmittal (or a manually executed photocopy), the undersigned waives any right to receive any notice of acceptance by Cardiome of the common shares deposited hereby for purchase.

The undersigned understands that Cardiome will not accept for tender any fractional common shares nor will it accept any alternative, conditional or contingent deposits except as specifically permitted by the Offer to Purchase.

The undersigned understands that Cardiome will make payment for all common shares accepted for payment pursuant to the Offer by depositing the aggregate purchase price for such common shares with the Depository. The Depository will act as agent for depositing shareholders for the purpose of receiving payment from Cardiome and transmitting such payment to the depositing shareholders. Receipt of such payment by the Depository will be deemed to constitute receipt of such payment by the shareholders. Under no circumstances will interest be paid by Cardiome or the Depository by reason of any delay in payment for deposited common shares or otherwise.

The undersigned instructs the Depository and Cardiome to (i) issue a cheque to the undersigned in an amount equal to the aggregate purchase price for all common shares deposited by the undersigned that are accepted for payment by Cardiome and (ii) mail such cheque by first-class mail to the address indicated above unless otherwise indicated in Box E (“Special Payment Instructions”), Box F (“Special Delivery Instructions”) or Box G (“Hold for Pick-Up”) below.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as provided for in the Offer to Purchase, this deposit is irrevocable.

If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal, including Box K (“Lost, Stolen or Destroyed Certificates”) below, should be completed as fully as possible and forwarded to the Depository, together with a letter describing the loss, theft or destruction. Such letter should include a telephone number and other contact details for the undersigned. The Depository will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee. The lost certificate fee is 3% of the market value of the common shares represented by the lost certificate(s) as at the time of the notification, subject to a minimum fee of Cdn$20.00.

The undersigned agrees not to (i) vote any of the deposited common shares taken up and paid for under the Offer, or any securities issued as distributions on such common shares, at any meeting or (ii) exercise any of the other rights or privileges attaching to any of the deposited common shares taken up and paid for under the Offer or otherwise take any action with respect thereto. The undersigned agrees further to execute and deliver to Cardiome, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of, Cardiome, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to Cardiome, in respect of any such deposited common shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by Cardiome as the proxyholder of the undersigned in respect of such deposited common shares or distributions consisting of securities.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the parties shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont presumés avoir requis que tout contrat attesté par l’offre et son acceptation par cette d’envoi, de même que tous les documents qui s’y rapportent, soient redigés exclusivement en langue anglaise.

BOX A
TYPE OF TENDER
(See Instruction 5)
Check only one box. If more than one box is checked or if no box is checked, all common shares tendered pursuant to this Letter of Transmittal will be deemed to have been tendered pursuant to a purchase price tender.
The common shares of Cardiome being deposited hereby are being deposited pursuant to (check one):
☐	Auction Tender (Please complete Box B)

☐	Purchase Price Tender

BOX C
CONDITIONAL TENDER
(See Instruction 6)
You may tender common shares to the Offer subject to the condition that a specified minimum number of the common shares tendered hereby must be purchased if any of such common shares are purchased (see Section 4 of the Offer to Purchase, “Conditional Tender of Shares”). Unless the minimum number of common shares indicated below is purchased under the Offer, none of the common shares tendered pursuant to this Letter of Transmittal will be purchased. It is your responsibility to calculate the minimum number of common shares that must be purchased. Cardiome urges you to consult your own tax advisors before completing this Box C.
Unless this box has been completed and a minimum specified, your tender will be deemed unconditional. Do not complete this box if you want your tender to be unconditional.

Minimum number of common shares to be purchased:

If the withdrawal of conditional tenders would cause the aggregate purchase price of all common shares purchased under the Offer to fall below US$27.5 million, Cardiome may accept conditional tenders by random lot. To be eligible for purchase by random lot, you must tender all of your common shares and check the box below.
☐	The common shares tendered hereby represent all of the common shares held by the undersigned.

BOX B
AUCTION TENDER
(See Instruction 5)
This box MUST be completed if the common shares tendered pursuant to this Letter of Transmittal are being tendered pursuant to an auction tender. If you fail to specify any price below, the common shares tendered pursuant to this Letter of Transmittal will be deemed to have been tendered pursuant to a purchase price tender.
Check Only One Box. If more than one box is checked, your common shares will be deemed to have been tendered pursuant to a purchase price tender.
Price per share at which common shares are being deposited:
☐   US$4.25      ☐   US$4.40
☐   US$4.55      ☐   US$4.70
☐   US$4.85      ☐   US$5.00
☐   US$5.10

BOX D
ODD LOTS
(See Instruction 8)
To be completed only if common shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 common shares as of the close of business on the Expiration Date and all of the common shares held by such person are being tendered.
The undersigned either (check one box):
☐	is the beneficial or record owner of an aggregate of fewer than 100 common shares as of the close of business on the Expiration Date, all of which are being tendered; or

☐	is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), common shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 common shares as of the close of business on the Expiration Date and is tendering all of his, her or its common shares.

BOX E
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4 and 10)
To be completed ONLY if certificates for common shares deposited but not purchased and the cheque for the purchase price of common shares purchased are to be issued in the name of someone other than the undersigned.
Issue cheque and certificate(s) to:

Name

(Please Print)

Address

(Include Postal Code or Zip Code)

(Social Insurance No. or Tax Identification No. or Social Security No.)
(Recipients in U.S. to Complete Accompanying IRS Form W-9)

BOX G
HOLD FOR PICK-UP
(See Instruction 10)
☐	Hold certificates and/or cheques for common shares tendered pursuant to this Letter of Transmittal for pick-up.

BOX F
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4 and 10)
To be completed ONLY if certificates for common shares deposited but not purchased and the cheque for the purchase price of common shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail cheque and certificate(s) to:

Name

(Please Print)

Address

(Include Postal Code or Zip Code)

BOX H
NOTICE OF GUARANTEED DELIVERY
(See Instruction 2)
☐	Check here if certificates for deposited common shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depository and complete the following:
Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

BOX I
SHAREHOLDER(S) SIGN HERE
(See Instruction 1)
Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the full title.
Date:                     , 2009

Authorized Signature:

Signature(s) of shareholder or
authorized representative

Name(s):

(Please Print)

Capacity:

Address:

(Include Postal Code or Zip Code)

Area Code and Telephone Number:

E-mail Address:

TIN; SSN; SIN:

*	Canadian shareholders must provide Social Insurance Number; U.S. shareholders must provide Taxpayer Identification Number or Social Security Number
Recipients in the United States must complete accompanying IRS Form W-9

BOX J
GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 7)

Authorized Signature:

Name(s):

(Please Print)

Title:

Name of Firm:

Address:

(Include Postal Code or Zip Code)

Area Code and Telephone Number:

E-mail Address:

Date:                     , 2009

BOX K
LOST, STOLEN OR DESTROYED CERTIFICATES
To be completed ONLY if certificates representing your common shares being deposited have been lost, stolen or destroyed.
The undersigned has either (check one):
☐	lost the certificate(s) representing his, her or its common shares;

☐	had the certificate(s) representing his, her or its common shares stolen; or

☐	had the certificate(s) representing his, her or its common shares destroyed.
If a certificate representing common shares has been lost, stolen or destroyed, this Letter of Transmittal, including this Box K, must be completed as fully as possible and forwarded, together with a letter describing the loss, theft or destruction and providing your telephone number, to the Depository. The Depository will respond with the replacement requirements.

INSTRUCTIONS
Forming Part of the Terms of the Offer
1.	Guarantee of Signatures

No signature guarantee is required if either:
(a)	this Letter of Transmittal is signed by the registered holder of the common shares deposited hereby and payment and delivery are to be made directly to such owner and such owner has not completed either Box E (“Special Payment Instructions”) or Box F (“Special Delivery Instructions”) above; or

(b)	the common shares deposited hereby are deposited for the account of a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) (each such entity, an “Eligible Institution”), whose members normally include members of recognized stock exchanges in Canada and the United States, members of the Investment Dealers Association of Canada, members of the Financial Industry Regulation Authority and banks and trust companies in the United States.
In all other cases, an Eligible Institution must guarantee all signatures in this Letter of Transmittal by completing Box J (“Guarantee of Signature(s)”). See Instruction 7 in this Letter of Transmittal.

2.	Delivery of Letter of Transmittal and Certificates — Guaranteed Delivery Procedures

Letter of Transmittal

This Letter of Transmittal is to be used only if physical certificates for common shares are being deposited with the Depository in accordance with Section 5 of the Offer to Purchase, “Procedure for Depositing Shares”. If you are using this Letter of Transmittal, the physical certificate representing your tendered common shares and a properly completed and duly executed Letter of Transmittal (or a manually executed copy), together with any other documents required by this Letter of Transmittal, must be delivered to the Depository at the address set forth herein before the Offer expires. The physical certificate representing the tendered common shares must be in proper form for transfer.

Notice of Guaranteed Delivery

Shareholders who cannot deliver share certificates or any other required documents to the Depository before the Offer expires may deposit their common shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery to the Depository and otherwise complying with the guaranteed delivery procedures set forth in Section 5 of the Offer to Purchase, “Procedure for Depositing Shares – Guaranteed Delivery”. The Notice of Guaranteed Delivery must be hand-delivered, couriered, mailed or transmitted by facsimile transmission to the Depository at its office in Toronto, Ontario before the Offer expires. The Notice of Guaranteed Delivery must be guaranteed by an Eligible Institution in the manner set forth in the Notice of Guaranteed Delivery.

In order for the deposit of common shares pursuant to a Notice of Guaranteed Delivery to be effective, the certificate for the deposited common shares and a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy), together with all other documents required by this Letter of Transmittal, must be received by the Depository at its Toronto office on or before the third trading day on the Toronto Stock Exchange and the NASDAQ Global Market after the Offer expires.

The method of delivery of all documents to the Depository is at the option and risk of the depositing shareholder. If documents are delivered by mail, registered mail with return receipt requested, properly insured, is recommended. It is further suggested that any such mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depository on or prior to such date. Common shares will not be validly deposited under the Offer until the required documents are actually received by the Depository.

3.	Inadequate Space

If the space provided in the box captioned “Description of Shares Deposited” on the cover page is inadequate, the certificate numbers and/or the number of common shares being deposited pursuant to this Letter of Transmittal should be listed on a separate signed schedule and attached hereto.

4.	Partial Deposits and Unpurchased Common Shares

If you are not depositing all of the common shares evidenced by a share certificate, fill in the number of common shares which are to be deposited in the column entitled “Number of Common Shares Deposited” on the cover page. If any of such common shares are purchased, a new certificate for the remainder of the common shares evidenced by the old certificate(s) will be issued and sent to the registered holder (unless otherwise specified in Box E (“Special Payment Instructions”) or Box F (“Special Delivery Instructions”) in this Letter of Transmittal) as soon as practicable after the Offer expires.

If you do not fill in the column entitled “Number of Shares Deposited”, all common shares represented by the certificate(s) listed and delivered to the Depository will be deemed to have been deposited under the Offer.

5.	Type of Tender and Purchase Price

Type of Tender

Shareholders tendering common shares to the Offer must indicate whether they are depositing common shares pursuant to an auction tender or a purchase price tender. In order to indicate whether you are depositing common shares pursuant to an auction tender or a purchase price tender, you must complete Box A (“Type of Tender”) in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery.

If you do not complete Box A (“Type of Tender”) or you select both auction tender and purchase price tender, you will be deemed to have deposited your common shares pursuant to a purchase price tender. Unless properly withdrawn and re-deposited, the same common shares cannot be deposited pursuant to both an auction tender and a purchase price tender. If you wish to deposit some common shares pursuant to an auction tender and other common shares pursuant to a purchase price tender, you must complete a separate Letter of Transmittal and, if applicable, Notice of Guaranteed Delivery for each such deposit.

Auction Tenders – Selection of Purchase Price

Shareholders tendering common shares pursuant to an auction tender must indicate the price per share at which they are depositing common shares in Box B (“Auction Tender”) in this Letter of Transmittal and, if applicable, on the Notice of Guaranteed Delivery. If you fail to select a price, you will be deemed to have deposited your common shares for purchase at a price of US$4.25 per share, the minimum price in the Offer. No purchase price can be specified by shareholders making a purchase price tender.

Unless properly withdrawn and re-deposited, the same common shares cannot be deposited at more than one price. If you wish to deposit some common shares at one price and other common shares at one or more other prices, you must complete a separate Letter of Transmittal and, if applicable, Notice of Guaranteed Delivery for each such deposit.

6.	Conditional Tenders

Shareholders are permitted to tender common shares to the Offer subject to the condition that Cardiome must purchase a specified number of the common shares so tendered if any of such common shares are purchased. In order to deposit common shares pursuant to a conditional tender, you must complete Box C (“Conditional Tenders”) of this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. If you do not complete Box C (“Conditional Tenders”) of this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, your deposit of common shares will not be conditional on the number of such common shares accepted for payment by Cardiome.

If the effect of accepting tenders on a pro rata basis would be to reduce the number of common shares to be purchased pursuant to a conditional tender to a number which is below the minimum number so specified, the conditional tender will automatically be regarded as withdrawn (subject to reinstatement if such common shares are subsequently selected by random lot in accordance with Section 4 of the Offer to Purchase, “Conditional Tender of Shares”).

Conditional tenders will be selected by random lot only from shareholders who tender all of their common shares. If the withdrawal of conditional tenders would cause the aggregate purchase price of common shares purchased under the Offer to fall below US$27.5 million of common shares, Cardiome will, to the extent possible, select by random lot a sufficient number of conditional tenders that would otherwise have been withdrawn to permit Cardiome to purchase US$27.5 million of common shares. In each case, Cardiome will limit the number of common shares purchased to the minimum number of common shares specified in the conditional tender.

The conditional tender alternative is made available primarily for U.S. shareholders seeking to have the sale of common shares under the Offer treated as a sale of common shares (as opposed to the payment of a dividend) for U.S. federal income tax purposes. It is the responsibility of the tendering shareholder to calculate the minimum number of common shares that must be sold in order for the shareholder to obtain the desired tax result. Shareholders subject to U.S. federal income tax rules should consult with their own tax advisors. Cardiome can provide no assurances that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 15 of the Circular, “Income Tax Considerations”.
7.	Signatures on Letter of Transmittal, Stock Transfer Powers and Endorsements
(a)	Box I (“Shareholders Sign Here”) in this Letter of Transmittal must be signed by the registered owner(s) of the common shares deposited hereby and the signature(s) therein must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

(b)	If the common shares are registered in the names of two or more joint owners, each such owner must sign Box I (“Shareholders Sign Here”) in this Letter of Transmittal.

(c)	If common shares represented by more than one certificate are registered in different names, it will be necessary to complete a separate Letter of Transmittal for each such certificate.

(d)	When this Letter of Transmittal is signed by the registered owner(s) of the common shares deposited hereby, no endorsement of the certificate(s) representing such common shares or separate stock transfer powers are required unless payment is to be made (or certificates for common shares deposited but not purchased are to be issued) to a person other than the registered owner(s). If this Letter of Transmittal is signed by a person other than the registered owner(s) of the common shares deposited hereby, the certificate(s) must be endorsed or accompanied by appropriate stock transfer powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate(s). All signature(s) so required on a certificate or stock transfer power must be guaranteed by an Eligible Institution. See Instruction 1 in this Letter of Transmittal.

(e)	If this Letter of Transmittal, or any certificate or stock transfer power, is signed by a trustee, executor, administrator, guardian, attorney-in-fact or officer, or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing such Letter of Transmittal, certificate or stock transfer power and must submit proper evidence satisfactory to Cardiome of his, her or its authority to so act.
8.	Odd Lots

If the Offer is oversubscribed, common shares deposited pursuant to “odd lot” deposits will not be subject to pro-ration. An odd lot deposit is a deposit by a shareholder who owns less than 100 common shares as of the close of business on the Expiration Date and (i) properly deposits or is deemed to deposit under the Offer all of the common shares owned by such shareholder at or below the Purchase Price and (ii) checks Box D (“Odd Lots”) in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery.

Holders of odd lots who do not deposit all of their common shares at or below the Purchase Price, or who do not properly complete Box D (“Odd Lots”) in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, will be subject to pro-ration on the same basis as other shareholders.

9.	Order of Purchase in Event of Pro-ration

Under the Offer, shareholders may designate the order in which their common shares are purchased in the event of pro-ration. See Section 3 of the Offer to Purchase, “Number of Shares and Pro-ration”. In order to designate the order in which your common shares will be purchased in the event of pro-ration, you must designate the order in which your common shares are to be purchased on the cover page of this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery.

The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on common shares purchased under the Offer. It is the responsibility of the tendering shareholder to determine the order in which the common shares tendered to the Offer by such shareholder are to be purchased. Shareholders subject to U.S. federal income tax rules are urged to consult with their own tax advisors. Cardiome can provide no assurances that specifying the order in which common shares are to be purchased will achieve the intended U.S. federal income tax results in all cases. See Section 15 of the Circular, “Income Tax Considerations”.
10.	Special Payment and Delivery Instructions

If the certificates for deposited common shares not accepted for purchase or any cheques are to be issued in the name of a person other than the person who signed this Letter of Transmittal, you must complete Box E (“Special Payment Instructions”) in this Letter of Transmittal. If such certificates or cheques are to be sent to someone other than the person who signed this Letter of Transmittal, or are to be sent to the person who signed this Letter of Transmittal at a different address, you must complete Box F (“Special Delivery Instructions”) in this Letter of Transmittal. If such certificates or cheques are to be held by the Depository for pick-up, you must complete Box G (“Hold for Pick-Up”) in this Letter of Transmittal.

11.	Irregularities

Cardiome will determine, in its sole discretion, acting reasonably, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any deposit of common shares. Any such determination by Cardiome will be final and binding on all parties. Cardiome reserves the absolute right to reject any or all deposits which it determines not to be in proper form or the acceptance of which may, in the opinion of Cardiome’s counsel, be unlawful. Cardiome also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the deposit of any particular common shares. No deposit of common shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with deposits must be cured within such time as Cardiome shall determine. None of Cardiome, the Dealer Managers, the Depository nor any other person is or will be obligated to give notice of defects or irregularities in deposits, nor shall any of them incur any liability for failure to give any such notice.

Cardiome’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties.

12.	Questions and Requests for Assistance and Additional Copies

Questions and requests for assistance and additional copies of the Offer to Purchase, the Circular, this Letter of Transmittal and/or the Notice of Guaranteed Delivery may be directed to the Dealer Managers at their respective addresses and telephone and facsimile numbers set forth on the back cover of the Offer to Purchase and Circular or from your broker, dealer, commercial bank, or trust company.

13.	IRS Form W-9 and W-8

Each U.S. shareholder depositing common shares under the Offer is required to provide the Depository with a correct U.S. taxpayer identification number (“TIN”), which is generally the shareholder’s social security or federal employer identification number, together with certain other information, on U.S. Internal Revenue Service (“IRS”) Form W-9, a copy of which is provided herein. If applicable, a non-resident alien individual or a foreign entity, including a disregarded U.S. domestic entity that has a foreign owner, should use an appropriate IRS Form W-8, available from the IRS website at www.irs.gov. Failure to provide the information on IRS Form W-9 or W-8, as applicable, may subject the depositing shareholder to certain penalties and/or backup withholding imposed by the IRS (currently at a 28% rate). For information respecting Canadian withholding tax on payments to non-residents of Canada see Section 15 of the Circular, “Income Tax Considerations – Certain Canadian Federal Income Tax Considerations”. U.S. shareholders should see “Important U.S. Tax Information for U.S. Holders” below.

14.	Governing Law

The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

15.	Privacy Notice

The Depository is committed to protecting your personal information. In the course of providing services in connection with the Offer, the Depository may receive non-public personal information about shareholders who tender common shares to the Offer. This information could include your name, address, social insurance number, securities holdings and other financial information. The Depository will use this information to administer your account, to better perform its function as depository for the Offer and for other lawful purposes relating to its services. The Depository has prepared a Privacy Code to tell you more about its information practices and how your privacy is protected. It is available at www.computershare.com, or by writing to the Depository at 100 University Avenue, Toronto, Ontario, M5J 2Y1. The Depository will use the information you are providing in this Letter of Transmittal in order to process your request and will treat your signature(s) on this form as your consent to the above.
IMPORTANT U.S. TAX INFORMATION FOR U.S. HOLDERS
This is a summary only of certain U.S. tax considerations. Shareholders should consult with their own tax advisors regarding the tax consequences with respect to their particular circumstances.

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. shareholder tendering common shares must, unless an exemption applies, provide the Depository with such shareholder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct (or that such shareholder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 included in this Letter of Transmittal. If a shareholder does not provide his, her or its correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such shareholder and payment to such shareholder pursuant to the Offer may be subject to backup withholding at a rate currently equal to 28%. All U.S. shareholders tendering common shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Depository). To the extent that a U.S. shareholder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder by timely providing the required information to the IRS.

If the shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the shareholder should write “APPLIED FOR” in the space for the TIN in Part I of the

IRS Form W-9 and should sign and date the IRS Form W-9. If the Depository has not been provided with a properly certified TIN by the time of payment, backup withholding will apply. If the common shares are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for additional guidance on which name and TIN to report.

Certain shareholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. shareholders should check the “Exempt payee” box on the IRS Form W-9. See the enclosed IRS Form W-9 for more instructions.

Non-U.S. shareholders, such as non-resident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS FormW-9. Instead, to establish an applicable withholding exemption, such a non-U.S. shareholder (or a shareholder’s non-U.S. designee, if any) may be required to properly complete and submit an IRS FormW-8BEN (or other appropriate type of IRS FormW-8), signed under penalties of perjury, attesting to such exempt status. Such forms may be obtained from the IRS website (www.irs.gov).

Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ► - - - - - - -
☐ Other (see instructions)►	☐	Exempt payee

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or

Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign	Signature of
Here	U.S. person ►	Date ►

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
     2. Certify that you are not subject to backup withholding, or
     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.
Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
• An individual who is a U.S. citizen or U.S. resident alien,
• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
• An estate (other than a foreign estate), or
• A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.
      The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:
• The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

• The U.S. grantor or other owner of a grantor trust and not the trust, and
• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
     2. The treaty article addressing the income.
     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
     4. The type and amount of income that qualifies for the exemption from tax.
     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
     1. You do not furnish your TIN to the requester,
     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
     3. The IRS tells the requester that you furnished an incorrect TIN,
     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
     Also see Special rules for partnerships on page 1.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.
     For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
     For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.
Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt Payee
If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
     The following payees are exempt from backup withholding:
     1. An organization exempt from tax under section 501 (a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
     2. The United States or any of its agencies or instrumentalities,
     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
     5. An international organization or any of its agencies or instrumentalities.
     Other payees that may be exempt from backup withholding include:
     6. A corporation,
     7. A foreign central bank of issue,
     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
     9. A futures commission merchant registered with the Commodity Futures Trading Commission,
     10. A real estate investment trust,
     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
     12. A common trust fund operated by a bank under section 584(a),
     13. A financial institution,
     14. A middleman known in the investment community as a nominee or custodian, or
     15. A trust exempt from tax under section 664 or described in section 4947.
     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt
for . . .

Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.
Part I. Taxpayer Identification
Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1 -800-TAX-FORM (1 -800-829-3676).
     If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
     For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983.You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester
For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor(Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]

For this type of account:		Give name and EIN of:

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity [4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
     To reduce your risk:
• Protect your SSN,
• Ensure your employer is protecting your SSN, and
• Be careful when choosing a tax preparer.
     Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.
     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).
     Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.